UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 24, 2001

PROVELL, INC.
(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)	1-19902 (Commission File Number)	41-1551116 (I.R.S. Employer Identification No.)

301 Carlson Parkway, Suite 201
Minneapolis, Minnesota 55305
(Address of principal executive offices)

(952) 258-2000
(Registrant’s telephone Number, including area code)

ITEM 5.            OTHER EVENTS.

On July 24, 2001, Ralph Strangis resigned as a director of Provell, Inc. effective immediately.

ITEM 7.            FINANCIAL STATEMENTS AND EXHIBITS.

             (c)         Exhibits

                           None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROVELL, INC.
(Registrant)

By:	/s/ George S. Richards
George S. Richards
Chairman, Chief Executive Officer and President